                                                                    EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the quarterly report on Form 10-Q of Northern Border Pipeline Company (the "Partnership") for the quarter ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), William R. Cordes, as President of Northern Plains Natural Gas Company, Operator (functional equivalent to the Partnership's principal executive officer), hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13(a) or section 15(d), as applicable, of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.


Dated:  August 8, 2005          /s/ William R. Cordes
                            ----------------------------------------------------
                             William R. Cordes
                             President, Northern Plains Natural Gas Company, LLC

This certification is made solely for the purpose of 18 U.S.C. Section 1350, and not for any other purpose.